UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2024

Cyber Apps World Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-50693	90-0314205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Via Tomaso Rodari, 6, Lugano, Switzerland	6900
(Address of principal executive offices)	(Zip Code)

+41 79 1595013

(Registrant’s telephone number, including area code)

 _________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”), and unless otherwise indicated, the terms “CYAP,” “the Company,” “we,” “us” and “our” refer to Cyber Apps World Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 25, 2024, the Company’s board of directors appointed Andrea Cattaneo as a director of the Company to fill the vacancy created by the resignation of Ippolito Cattaneo as a director and secretary of the Company on March 5, 2024. In addition, the board of directors appointed Andrea Cattaneo as Chief Executive Officer and President. Luca Benedetto, a director and the Company’s President and Chief Financial Officer will continue to serve as a director and Chief Financial Officer of the Company.

The following is a brief description of the background and business experience of Mr. Andrea Cattaneo.

Andrea Cattaneo, 68, has served as a director of Zenith Energy Ltd. (“Zenith Energy”), our controlling stockholder, since December 2008 and as President and Chief Executive Officer of Zenith Energy and its affiliated entities since January 2009. Zenith Energy, Ltd., which is based in Canada, is a publicly held company engaged in the acquisition and development of energy production opportunities, principally in Central Asia, North America, Africa and Europe. Its shares are listed on the London Stock Exchange Main Market (LSE: ZEN), admitted to trading on the Euronext Growth of the Oslo Stock Exchange (OSE: ZENA) and quoted on the OTCQB Venture Market cross-trading facility in the United States (OTCQB: ZENAF).

Mr. Cattaneo is an experienced energy industry executive, with a focus on energy production opportunities in emerging countries. He has over 30 years’ experience in advising governments in financial, industrial, and energy matters and strong expertise and experience in structuring and negotiating contracts, having initiated and signed agreements with some of the largest state-owned oil and gas companies in the world. Prior to entering energy industry, Mr. Cattaneo’s primary business activity was banking, with a specialization in sovereign loans to developing economies. Mr. Cattaneo holds an undergraduate degree in economics from the University of Genoa and a postgraduate degree in taxation law from the University of Bologna.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBER APPS WORLD INC.

Date: March 27, 2024	By:	/s/ Luca Benedetto
Luca Benedetto Chief Financial Officer & Director

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